Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.688-9915

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2012

FOR CONTRACT HOLDERS OF:	PIONEER VISION 1/2, PIONEER C-VISION,
PIONEER XTRAVISION, PIONEER NO-LOAD

September 25, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-P 1940 Act Registration Number: 811-8848 1933 Act Registration Numbers: 33-85916, 333-64831, 333-81017, 333-90535 CIK: 0000932501 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-P, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Pioneer Variable Contracts Trust (Class I)	930709	August 29, 2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 24, 2012
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 23, 2012
Delaware VIP Trust (Service Class)	814230	September 7, 2012
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 30, 2012

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel

and Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772